CONFORMED COPY
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                  __________________________________


                              FORM 8-K

                           CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

                ______________________________________


                          August 1, 1994
           Date of Report (Date of earliest event reported)


                         TANDY CORPORATION
          (Exact name of registrant as specified in charter)


        Delaware               1-5571             75-1047710
     (State or other        (Commission          (IRS Employer
      jurisdiction of       File Number)       Identification No.)
      incorporation)


          1800 Tandy Center, Fort Worth, Texas       76102
        (Address of principal executive offices)   (Zip Code)



   Registrant's telephone number, including area code (817) 390-3700


            The Index to Exhibits is on Page 5 of this Report.

    Item 5.  Other

    Tandy Corporation (NYSE:TAN) today announced that its Board of Directors authorized management to purchase up to 7,500,000 shares of its common stock in addition to shares required for employee plans. Purchases will be made from time to time in the open market, and it is expected that funding of the program will come from existing cash and short-term debt.

    John V. Roach, Chairman and Chief Executive Officer stated, "The Board of Directors has just completed an annual review of the Five-Year Strategic Plan which anticipates significant growth of our retail operations. This growth will likely generate cash that further deleverages the Company's existing strong financial position and supports this share repurchase program. As a part of Tandy's financial strategy, the Board will review additional share repurchase programs from time to time."

    On June 30, 1994, Tandy had 63,713,000 common shares outstanding, excluding 21,932,000 held in treasury, and 15,000,000 common stock equivalent in the form of PERCS. Total debt represented 10.5% of total capital and Tandy's cash balance was $278.3 million as of June 30, 1994.

    Tandy Corporation, one of the nation's largest retailers of consumer electronics, sells its products through approximately 6,500 Radio Shack stores, 310 VideoConcepts
    /McDuff/The Edge in Electronics stores, 49 Computer City
    SuperCenters, and 5 Incredible Universe stores.


    Item 7.  Financial Statements and Exhibits

    Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

        (a)    Exhibits

                   1              Press Release                     6

                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 5th day of August, 1994.


                                                    TANDY CORPORATION
                                                      (Registrant)


    Date August 5, 1994                         By: /S/ William C. Bousquette
                                                    William C. Bousquette
                                                 Executive Vice President and
                                                   Chief Financial Officer

                                                       Sequential
                                                          Page
    Exhibit             Description of Exhibit           Number
    -------             ----------------------         ----------

       1                Press Release.                      6

                                EXHIBIT 1

    [Tandy Corporation News Release Letterhead]

    FOR IMMEDIATE RELEASE

    For Further Information Contact:
    Martin O. Moad                                 August 1, 1994
    Director, Investor Relations                   TC-94-030
    (817)390-3730

        TANDY CORPORATION ANNOUNCES SHARE REPURCHASE PROGRAM



    Tandy Corporation (NYSE:TAN) today announced that its Board of Directors authorized management to purchase up to 7,500,000 shares of its common stock in addition to shares required for employee plans. Purchases will be made from time to time in the open market, and it is expected that funding of the program will come from existing cash and short-term debt.

    John V. Roach, Chairman and Chief Executive Officer stated, "The Board of Directors has just completed an annual review of the Five-Year Strategic Plan which anticipates significant growth of our retail operations. This growth will likely generate cash that further deleverages the Company's existing strong financial position and supports this share repurchase program. As a part of Tandy's financial strategy, the Board will review additional share repurchase programs from time to time."

    On June 30, 1994, Tandy had 63,713,000 common shares outstanding, excluding 21,932,000 held in treasury, and 15,000,000 common stock equivalent in the form of PERCS. Total debt represented 10.5% of total capital and Tandy's cash balance was $278.3 million as of June 30, 1994.

    Tandy Corporation, one of the nation's largest retailers of consumer electronics, sells its products through approximately 6,500 Radio Shack stores, 310 VideoConcepts
    /McDuff/The Edge in Electronics stores, 49 Computer City
    SuperCenters, and 5 Incredible Universe stores.